UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-05037)
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: MARCH 31, 2005
                         --------------

Date of reporting period:  MARCH 31, 2005
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------
                                 ANNUAL REPORT

                           (THE OSTERWEIS FUNDS LOGO)

                               THE OSTERWEIS FUND
                                       &
                                 THE OSTERWEIS
                             STRATEGIC INCOME FUND

                               For the Year Ended
                                 March 31, 2005

                               THE OSTERWEIS FUND

                                 ANNUAL REPORT
                       For the year ended March 31, 2005

April 27, 2005

Dear Shareholder,

During the first quarter of 2005, The Osterweis Fund (the "Fund") had a positive total return of 0.76%, as compared with a negative total return of 2.15% for the S&P 500 Index. The Fund's annualized total returns for the one year, five year, ten year and since inception (October 1, 1993) periods ending March 31, 2005, are +11.90%, +4.20%, +16.02% and +14.46%, respectively, compared to +6.69%,
-3.16%, +10.79% and +10.55% in the same periods for the S&P 500 Index. We remain very proud of this longer-term record.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling
(866) 236-0050.  An investment should not be made solely on returns.

A combination of rising interest rates, sharply higher energy prices and a drop in both the U.S. and global leading economic indicators have caused investors to worry that economic and corporate profit growth have peaked and are now in the process of slowing. With expectations that the Federal Reserve may continue to push short term rates higher for the balance of the year, the twin budget and trade deficits still pressuring the U.S. dollar and housing and auto demand likely to slow in response to higher interest rates, it is easy to understand why the stock market has suffered indigestion.

On a twelve-month basis, the Fund produced a total return of 11.90% compared to a 6.68% total return for the S&P 500 Index. Much of the market's performances over the past year occurred in the fourth quarter of 2004 when several factors coalesced to bring about a strong rally. These included a drop in oil prices which eased inflationary concern, stable long-term interest rates, growing corporate profits and the conclusion of the presidential election. As we mentioned in the previous paragraph, these favorable trends have given way to less favorable ones, leading to a first quarter correction that continues as of this writing.

Despite the changed climate, we continue to uncover investment opportunities in companies with depressed valuation and improving business fundamentals. Over time, investments in such companies should produce favorable returns.

With best regards,

/s/John S. Osterweis

John S. Osterweis

THE FUND MAY INVEST IN SMALLER COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. THE FUND MAY INVEST IN FOREIGN SECURITIES WHICH WILL INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index does not incur expenses and is not available for investment.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Fund is distributed by Quasar Distributors, LLC.  (05/05)

                               THE OSTERWEIS FUND

MANAGER'S DISCUSSION OF FUND PERFORMANCE

The Osterweis Fund ("the Fund") outperformed the S&P 500 Index (the "Index") by 5.21% during the fiscal year ending March 31, 2005. The Fund's over performance is attributable to sector allocation and stock selection as discussed below.

During the twelve month period, overweighting the Consumer Discretionary sector relative to the benchmark, and stock selection within the sector, were the greatest contributors to relative performance. Two of the Fund's top five contributors, Station Casinos and Toys R Us, were in the sector. The Fund's Consumer Discretionary sector return was 17.42% versus the Index's sector return of 5.62%, contributing 3.18% to relative performance. The Fund's underweight of the poorly performing Financials sector also contributed positively to relative performance.

The only two sectors that detracted from relative performance were the Utilities and Energy sectors. These were the two strongest performing sectors within the Index. The Fund's underweight of the Utilities sector detracted 0.26% from relative performance. Stock selection within the Energy sector detracted 0.55% from relative performance. However, this impact was partially offset by overweighting this highest performing sector, thereby adding 0.49% to relative performance.

The Fund's stock selection in lower market cap securities (those under $4 billion) added 12.19% to relative performance. The S&P 500 Index is comprised of the 500 most widely held U.S. securities and thus tends not to hold many small cap stocks.

The Fund's top five contributing securities to performance were Station Casinos Inc., Plains Exploration & Production, Toys R Us, Laidlaw International Inc., and Crown Holdings Inc. The Fund's five largest detractors from performance were Forest Labs Inc., Marsh & Mclennan Cos., Flextronics International Ltd., Airtran Holdings Inc., and Westwood One Inc.

Past performance is not indicative of future results. The relative performance attribution figures noted in the 2nd, 3rd and 4th paragraphs were calculated based on the Fund's equity holdings only. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see page 7 of this report for complete holdings information.

                               THE OSTERWEIS FUND

SECTOR ALLOCATION at March 31, 2005 (Unaudited)

Consumer Discretionary                            21.0%
Capital Goods                                      2.4%
Energy                                             7.0%
Consumer Staples                                   5.2%
Financials                                         7.1%
Telecom Services                                   3.0%
Health Care                                       16.3%
Industrials                                       10.1%
Information Technology                             8.9%
Utilities                                          2.1%
Materials                                          9.7%
Cash*<F1>                                          7.2%

*<F1>  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; redemption fees; exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/04 - 3/31/05).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund's transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than one month. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

                            Beginning        Ending           Expenses Paid
                             Account         Account        During the Period
                          Value 10/1/04   Value 3/31/05  10/1/04 - 3/31/05*<F2>
                          -------------   -------------  ----------------------
Actual                        $1,000         $1,113               $6.90
Hypothetical (5% annual
  return before expenses)     $1,000         $1,018               $6.59

*<F2> Expenses are equal to the Fund's annualized expense ratio of 1.31% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

                               THE OSTERWEIS FUND
                       Value of $100,000 vs S&P 500 Index

             Date            The Osterweis Fund           S&P 500 Index
             ----            ------------------           -------------
           3/31/95                $100,000                   $100,000
           3/31/96                $115,590                   $132,100
           3/31/97                $128,998                   $158,295
           3/31/98                $188,041                   $234,277
           3/31/99                $220,384                   $277,525
           3/31/00                $359,579                   $327,313
           3/31/01                $336,638                   $256,351
           3/31/02                $326,404                   $256,967
           3/31/03                $279,238                   $193,342
           3/31/04                $394,815                   $261,243
           3/31/05                $441,798                   $278,720

                          Average Annual Total Return
                          Period Ended March 31, 2005

                    1 Year                            11.90%
                    5 Year                             4.20%
                    10 Year                           16.02%
                    Since Inception (10/1/93)         14.46%

This chart illustrates the performance of a hypothetical $100,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies and is unmanaged. Returns include reinvested dividends.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

                               THE OSTERWEIS FUND

SCHEDULE OF INVESTMENTS at March 31, 2005

SHARES                                                                VALUE
------                                                                -----
COMMON STOCKS: 85.7%

ADVERTISING: 3.0%
    126,475    Lamar Advertising
                 Co. - Class A*<F3>                               $  5,095,678
                                                                  ------------

AIRLINES: 1.0%
    183,950    AirTran
                 Holdings, Inc.*<F3>                                 1,664,747
                                                                  ------------

BANKS: 5.0%
     98,650    Bank of America Corp.                                 4,350,465
     69,000    Wells Fargo & Co.                                     4,126,200
                                                                  ------------
                                                                     8,476,665
                                                                  ------------

BEVERAGES: 3.2%
     77,400    Diageo Plc                                            4,404,060
     20,000    PepsiCo, Inc.                                         1,060,600
                                                                  ------------
                                                                     5,464,660
                                                                  ------------

BIOTECHNOLOGY: 3.0%
     74,100    Invitrogen Corp.*<F3>                                 5,127,720
                                                                  ------------

COMMERCIAL SERVICES: 4.5%
    449,150    Service Corporation
                 International*<F3>                                  3,359,642
    322,000    ServiceMaster Co.                                     4,347,000
                                                                  ------------
                                                                     7,706,642
                                                                  ------------

ELECTRONICS: 2.2%
    248,400    Flextronics
                 International, Ltd.*<F3>                            2,990,736
     59,525    Vishay
                 Intertechnology, Inc.*<F3>                            739,896
                                                                  ------------
                                                                     3,730,632
                                                                  ------------

ENTERTAINMENT: 2.6%
    213,425    Regal Entertainment
                 Group - Class A                                     4,488,328
                                                                  ------------

ENVIRONMENTAL CONTROL: 2.9%
    145,700    Republic Services, Inc.                               4,878,036
                                                                  ------------

GAS: 2.1%
    144,150    Southern Union Co.                                    3,619,606
                                                                  ------------

HEALTHCARE PRODUCTS: 2.8%
     64,400    Bausch & Lomb Inc.                                    4,720,520
                                                                  ------------

HEALTHCARE SERVICES: 5.4%
     87,000    Laboratory Corporation
                 of America Holdings*<F3>                            4,193,400
    138,300    Manor Care, Inc.                                      5,028,588
                                                                  ------------
                                                                     9,221,988
                                                                  ------------

INTERNET: 3.7%
    327,500    United Online, Inc.*<F3>                              3,428,925
     52,300    Websense, Inc.*<F3>                                   2,813,740
                                                                  ------------
                                                                     6,242,665
                                                                  ------------

INVESTMENT COMPANIES: 2.1%
    220,500    Ares Capital Corp.                                    3,616,200
                                                                  ------------

LODGING: 3.7%
     92,700    Station Casinos, Inc.                                 6,261,885
                                                                  ------------

MEDIA: 11.7%
    342,200    Citadel Broadcasting
                 Corp.*<F3>                                          4,698,406
    198,900    Dex Media, Inc.                                       4,107,285
    130,900    The DIRECTV
                 Group, Inc.*<F3>                                    1,887,578
    289,280    Liberty Media
                 Corp. - Class A*<F3>                                2,999,834
     46,800    Westwood One, Inc.*<F3>                                 952,380
    555,740    UnitedGlobalCom,
                 Inc. - Class A*<F3>                                 5,257,300
                                                                  ------------
                                                                    19,902,783
                                                                  ------------

MINING: 2.2%
     87,100    Newmont
                 Mining Corp.                                        3,679,975
                                                                  ------------

OIL & GAS: 5.0%
    132,400    Plains Exploration &
                 Production Co.*<F3>                                 4,620,760
     54,100    Schlumberger Ltd.                                     3,812,968
                                                                  ------------
                                                                     8,433,728
                                                                  ------------

PACKAGING & CONTAINERS: 2.8%
    303,600    Crown Holdings, Inc.*<F3>                             4,724,016
                                                                  ------------

PHARMACEUTICALS: 3.1%
    147,800    Omnicare, Inc.                                        5,239,510
                                                                  ------------

PIPELINES: 2.0%
    100,000    Western Gas
                 Resources, Inc.                                     3,445,000
                                                                  ------------

RETAIL: 2.0%
     77,200    Costco
                 Wholesale Corp.                                     3,410,696
                                                                  ------------

TELECOMMUNICATIONS: 6.0%
    491,550    Aspect
                 Communications
                 Corp.*<F3>                                          5,117,036
    190,100    Vodafone Group Plc                                    5,049,056
                                                                  ------------
                                                                    10,166,092
                                                                  ------------

TRANSPORTATION: 3.7%
    297,950    Laidlaw
                 International, Inc.*<F3>                            6,197,360
                                                                  ------------
TOTAL COMMON STOCKS
  (cost $111,304,457)                                              145,515,132
                                                                  ------------

PRINCIPAL
AMOUNT
---------
CORPORATE BONDS: 7.1%

FOREST PRODUCTS & PAPER: 1.2%
 $  600,000    Abitibi-
                 Consolidated Inc.,
                 5.99%, 6/15/11 1<F4>                                  601,500
  1,380,000    Bowater Inc.,
                 5.49%, 3/15/10 1<F4>                                1,417,950
                                                                  ------------
                                                                     2,019,450
                                                                  ------------
MACHINERY: 2.3%
  4,000,000    Case Corp.,
                 7.25%, 8/1/05                                       4,020,000
                                                                  ------------

MINING: 3.6%
  6,016,000    USEC Inc.,
                 6.625%, 1/20/06                                     6,061,120
                                                                  ------------
TOTAL BONDS
  (cost $12,089,378)                                                12,100,570
                                                                  ------------

SHARES
------
SHORT-TERM INVESTMENT: 6.0%
 10,263,889    Goldman Sachs
                 Financial Square
                 Money Market
                 (cost $10,263,889)                                 10,263,889
                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $133,657,724):  98.8%                                      167,879,591
Other Assets
  less Liabilities:  1.2%                                            2,028,044
                                                                  ------------
NET ASSETS: 100.0%                                                $169,907,635
                                                                  ------------
                                                                  ------------

*<F3>  Non-income producing security.
1<F4>  Floating rate security; rate shown is the rate currently in effect.

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2005

ASSETS
   Investments in securities, at value
     (cost $133,657,724)                                          $167,879,591
   Cash                                                                    347
   Receivables:
       Securities sold                                               1,735,648
       Fund shares sold                                                212,846
       Dividends and interest                                          275,962
   Prepaid expenses and other assets                                    18,851
                                                                  ------------
           Total assets                                            170,123,245
                                                                  ------------

LIABILITIES
   Payables:
       Fund shares redeemed                                              5,024
       Advisory fees                                                   142,392
       Administration fees                                              19,806
       Custody fees                                                      3,264
       Fund accounting fees                                              5,186
       Transfer agent fees                                              18,157
       Chief compliance officer fees                                       500
   Accrued expenses and other liabilities                               21,281
                                                                  ------------
           Total liabilities                                           215,610
                                                                  ------------

   NET ASSETS                                                     $169,907,635
                                                                  ------------
                                                                  ------------

   Net asset value, offering and redemption price
     per share ($169,907,635/6,750,918, shares
     outstanding; unlimited number of shares
     authorized without par value)                                      $25.17
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                $130,268,690
   Accumulated net investment income                                    41,672
   Accumulated net realized gain on investments                      5,375,406
   Net unrealized appreciation on investments
     and foreign currency                                           34,221,867
                                                                  ------------
           Net assets                                             $169,907,635
                                                                  ------------
                                                                  ------------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2005

INVESTMENT INCOME
   Income
       Dividends                                                   $ 2,161,140
       Interest income                                                 901,230
                                                                   -----------
           Total Income                                              3,062,370
                                                                   -----------
   Expenses
       Advisory fees                                                 1,387,041
       Administration fees                                             212,335
       Transfer agent fees                                              94,963
       Fund accounting fees                                             31,465
       Registration fees                                                26,689
       Custody fees                                                     20,122
       Audit fees                                                       15,097
       Reports to shareholders                                           9,631
       Miscellaneous                                                     7,043
       Trustee fees                                                      8,083
       Legal fees                                                        6,171
       Insurance expense                                                 5,914
       Chief compliance officer fees                                     1,500
                                                                   -----------
           Total expenses                                            1,826,054
                                                                   -----------
               NET INVESTMENT INCOME                                 1,236,316
                                                                   -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain on investments
     and foreign currency                                           11,839,072
   Change in net unrealized
     appreciation on investments                                     3,203,986
                                                                   -----------
   Net realized and unrealized gain on
     investments and foreign currency                               15,043,058
                                                                   -----------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                     $16,279,374
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED      YEAR ENDED
                                                  MARCH 31, 2005  MARCH 31, 2004
                                                  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                           $  1,236,316   $  1,047,179
   Net realized gain on investments
     and foreign currency                            11,839,072      5,636,781
   Change in net unrealized appreciation
     on investments and foreign currency              3,203,986     25,858,167
                                                   ------------   ------------
       Net increase in net assets
         resulting from operations                   16,279,374     32,542,127
                                                   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                        (1,973,896)    (1,113,366)
   From net realized gain                            (5,534,766)            --
                                                   ------------   ------------
       Total distributions to shareholders           (7,508,662)    (1,113,366)
                                                   ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived
     from net change in outstanding
     shares (a)<F5>(b)<F6>                           35,873,239     22,259,441
                                                   ------------   ------------
       Total increase in net assets                  44,643,951     53,688,202
                                                   ------------   ------------
NET ASSETS
   Beginning of year                                125,263,684     71,575,482
                                                   ------------   ------------
   End of year                                     $169,907,635   $125,263,684
                                                   ------------   ------------
                                                   ------------   ------------
   Accumulated net investment income               $     41,672   $    779,405
                                                   ------------   ------------
                                                   ------------   ------------

(a)<F5>  Net of redemption fees of $344 and $769, respectively.
(b)<F6>  A summary of capital share transactions is as follows:

                              YEAR ENDED                    YEAR ENDED
                            MARCH 31, 2005                MARCH 31, 2004
                        ---------------------         ---------------------
                        Shares          Value         Shares          Value
                        ------          -----         ------          -----
Shares sold            1,619,336     $39,578,727     1,573,189     $32,314,271
Shares issued
  in reinvestment
  of distributions       291,712       7,260,716        48,705       1,061,771
Shares redeemed         (457,668)    (10,966,204)     (558,391)    (11,116,601)
                       ---------     -----------     ---------     -----------
Net increase           1,453,380     $35,873,239     1,063,503     $22,259,441
                       ---------     -----------     ---------     -----------
                       ---------     -----------     ---------     -----------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                                YEAR ENDED MARCH 31,

                                                          2005           2004           2003           2002           2001
                                                          ----           ----           ----           ----           ----
Net asset value,
  beginning of year                                      $23.65         $16.90         $19.81         $20.72         $26.93
                                                         ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.20           0.17           0.19           0.05           0.07
Net realized and unrealized
  gain (loss) on investments                               2.60           6.81          (3.05)         (0.70)         (1.74)
                                                         ------         ------         ------         ------         ------
Total from
  investment operations                                    2.80           6.98          (2.86)         (0.65)         (1.67)
                                                         ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
From net investment income                                (0.34)         (0.23)         (0.05)         (0.05)         (0.01)
From net realized gain                                    (0.94)            --             --          (0.21)         (4.53)
                                                         ------         ------         ------         ------         ------
Total distributions                                       (1.28)         (0.23)         (0.05)         (0.26)         (4.54)
                                                         ------         ------         ------         ------         ------
Paid-in capital from
  redemption fees (Note 2)                                 0.00*<F7>      0.00*<F7>      0.00*<F7>        --             --
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $25.17         $23.65         $16.90         $19.81         $20.72
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
Total return                                              11.90%         41.39%        (14.45)%        (3.04)%        (6.38)%

RATIO/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                                 $169.9         $125.3          $71.6          $69.7          $52.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                        1.32%          1.36%          1.41%          1.43%          1.45%
After fees absorbed
  or recouped                                              1.32%          1.36%          1.41%          1.43%          1.45%

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                        0.89%          1.08%          1.23%          0.33%          0.37%
After fees waived and
  expenses absorbed                                        0.89%          1.08%          1.23%          0.33%          0.37%
Portfolio turnover rate                                   38.08%         58.34%         34.26%         48.85%         31.77%

*<F7>  Amount is less than $0.01.

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

                                 ANNUAL REPORT
                       For the year ended March 31, 2005

April 25, 2005

Dear Shareholder,

For the quarter ending March 31, 2005, The Osterweis Strategic Income Fund ("the Fund") experienced a total return of negative 0.19%, compared to negative 0.48% for the Lehman Aggregate Bond Index, and negative 0.58% for the Merrill Lynch Corporate and Government Master Index. For the year ending March 31, 2005, the Fund experienced a positive total return of 4.11%, compared to positive 1.15% for the Lehman Aggregate Bond Index, and positive 0.51% for the Merrill Lynch Corporate and Government Master Index. Since its inception on August 30, 2002, the Fund has had an annualized total return of 10.46% through March 31, 2005, compared to 4.33% for the Lehman Aggregate Bond Index and 4.61% for the Merrill Lynch Corporate and Government Master Index. Our performance during the first quarter of 2005 is welcome in light of the negative returns across many market sectors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. An investment should not be made solely on the basis of returns.

As we mentioned in our year end letter, both the equity and bond markets have been hurt by rising interest rates, rising oil prices, and fears of accelerating inflation. Over the past year, we have seen increases in the Fed Funds rate from 1.00% to 2.75%, in oil from $35 per barrel to $55 and in year-over-year CPI from 1.70% to 3.10%. During that period of time, the general bond market, as measured by the Merrill Lynch Corporate and Government Master Index returned 0.51% and the Fund returned 4.11%. These same factors continued to impact first quarter results. In addition, the possibility of a cut in GM's debt rating to below investment grade has also depressed both debt and equity markets. In the year-end letter we also talked about the need for the Fed to raise real interest rates. This has become more challenging given the recent pickup in inflation, as measured by the CPI. Anecdotally, we are starting to see businesses pass along raw material and higher fuel cost to consumers. If you've used FedEx recently, you may have noticed a $1.25 to $2.00 surcharge per package, depending on whether it's sent to a commercial or residential location. On a standard FedEx 8oz. envelope, this surcharge would equal 7-17%. If businesses raise prices, in the form of surcharges, fare hikes, service fees etc., it may require more aggressive Fed action to keep real interest rates in positive territory.

Why is this important? Because higher real rates tend to act as a damper to increasing asset values, the Fed has to balance their desire to raise real interest rates with the need to keep the economy growing and corporate cash flows healthy. If they were to raise rates to the point where a liquidity crisis is created in a sector or at a large company, we could see quite a bit of fallout.

One example of a potential casualty of higher real rates which has affected the bond markets recently is the potential downgrade of General Motors' debt to non-investment grade. If this were to occur, the weighting within high yield indexes would be substantial. We estimate that $40 billion of GM/GMAC's $200 billion of total debt is eligible for inclusion in indexes. Floating rate notes, smaller issues and foreign debt are not eligible in most indexes. By comparison, the total high yield market is approximately $900 billion and most high yield indexes are between $400-600 billion in size. The impact would be felt not only by investment grade holders forced to liquidate positions but also by high yield investors who would be forced to sell other positions to make room for benchmark weightings of GM in their portfolios. GM would likely be the largest single weighting in the benchmark index. We do not currently own any GM paper.

The price of oil remains stubbornly resistant to efforts by OPEC to raise production. Much has been written in the press about how the growth in China and India has resulted in them becoming large importers of oil, both for current consumption and to stock their strategic oil reserves. Although nobody expects these growing economies to return to their pre-expansion levels, if they were to experience a slowdown, we could see some relief from the currently high price of oil.

In short, we remain defensive regarding rising interest rates. While we understand that it is an extremely difficult environment for the market, we continue to find opportunities in floating rate notes, busted convertibles and intermediate term non-investment grade companies. We also stand to benefit if stock prices resume an upward trend.

Yours,

/s/Carl P. Kaufman

Carl P. Kaufman

THE FUND MAY INVEST IN FOREIGN SECURITIES WHICH WILL INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

The Lehman Aggregate Bond Index and the Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. bond market in general, and are provided for comparison purposes. These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Strategic Income Fund is distributed by Quasar Distributors, LLC. (05/05)

                      THE OSTERWEIS STRATEGIC INCOME FUND

MANAGER'S DISCUSSION OF FUND PERFORMANCE

The Osterweis Strategic Income Fund ("the Fund") outperformed its benchmarks, the Merrill Lynch Government/Corporate Index ("MLGC") and Lehman Brothers Aggregate Bond Index ("LBAGG"), over the fiscal year ending March 31, 2005, by 3.60% and 2.96% respectively. This outperformance is mostly attributable to the short duration of the Fund's holdings. The remainder of this discussion will compare the Fund against the MLGC, as constituency data is not available for the LBAGG.

During the twelve month period, the Fund's investments had an average effective duration of approximately 1.2 years, compared to around 5.0 years for the MLGC. The Fund's low duration lead to an overall contribution to relative performance of 2.43% over the twelve month period, as shorter duration bonds performed better than their long duration counterparts.

The Fund benefited from holding convertible preferred stock, which contributed 0.94% to the Fund's performance during the period. Two of the top contributors to return were preferred stocks, Southern Union and Toys R Us. The Fund also benefited from holding convertible bonds, which contributed 0.59% to performance. It should be noted that the MLGC does not include any preferred stocks or convertible bonds.

The Fund's lack of government and agency securities was a negative relative contributor. Furthermore, issue selection in the financials sector detracted approximately 1.37% from relative performance, a portion of which was offset by strong selection in the industrials sector.

The Fund's top five contributors to performance during the period were America West Airlines, Inc. 10.75% 9/1/05, Southern Union Co., Pfd., Toys R Us, Inc., Pfd., USEC Inc. 6.63% 1/20/06, and Six Flags, Inc. 9.50% 2/1/09. The largest detractors from performance were Flextronics International Ltd. 1.0% 8/1/10, Vishay Intertechnology, Inc. 3.63% 8/1/23, RF Micro Devices Inc. 1.5% 7/1/10, Allied Waste Industries, Inc. 4.25% 4/15/34, and Six Flags, Inc. 8.88% 2/1/10.

Past performance is not indicative of future results. The relative performance attribution figures noted in the 2nd, 3rd and 4th paragraphs were calculated based on the Fund's fixed-income holdings only. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see page 20 of this report for complete holdings information.

                      THE OSTERWEIS STRATEGIC INCOME FUND

PORTFOLIO ALLOCATION at March 31, 2005 (Unaudited)

Preferred Equity                                        2.4%
Bonds Maturing within One Year                         17.7%
Common Equity                                           5.2%
Convertible Bonds                                      39.4%
Cash*<F8>                                               4.4%
Corporate Bonds                                        19.8%
Corporate Adjustable Bonds                             11.1%

*<F8>  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; redemption fees; exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/04 - 3/31/05).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund's transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than one month. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

                             Beginning       Ending           Expenses Paid
                              Account        Account        During the Period
                           Value 10/1/04  Value 3/31/05  10/1/04 - 3/31/05*<F9>
                           -------------  -------------  ----------------------
Actual                        $1,000         $1,030               $7.59
Hypothetical (5% annual
  return before expenses)     $1,000         $1,017               $7.54

*<F9> Expenses are equal to the Fund's annualized expense ratio of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

                      THE OSTERWEIS STRATEGIC INCOME FUND
                Value of $100,000 vs Lehman Aggregate Bond Index

   Date     The Osterweis Strategic Income Fund     Lehman Aggregate Bond Index
   ----     -----------------------------------     ---------------------------
  8/30/2002              $100,000                            $100,000
  9/30/2002               $99,500                            $101,620
 12/31/2002              $103,551                            $103,215
  3/31/2003              $106,949                            $104,650
  6/30/2003              $113,586                            $107,266
  9/30/2003              $115,836                            $107,112
 12/31/2003              $120,694                            $107,455
  3/31/2004              $124,230                            $110,306
  6/30/2004              $124,193                            $107,618
  9/30/2004              $125,629                            $111,058
 12/31/2004              $129,585                            $112,117
  3/31/2005              $129,341                            $111,586

                          Average Annual Total Return
                          Period Ended March 31, 2005

                      1 Year                        4.11%
                      Since Inception (8/30/02)    10.46%

This chart illustrates the performance of a hypothetical $100,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupons, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

                      THE OSTERWEIS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS at March 31, 2005

SHARES                                                                VALUE
------                                                                -----
COMMON & PREFERRED STOCKS: 7.6%

COMMERCIAL SERVICES: 0.5%
     25,000    ServiceMaster Co.                                   $   337,500
                                                                   -----------

CREDIT INSTITUTIONS: 4.2%
    156,250    Ares Capital Corp.                                    2,562,500
                                                                   -----------

ENTERTAINMENT: 0.5%
     15,800    Regal Entertainment
                 Group - Class A                                       332,274
                                                                   -----------

GAS: 2.4%
     28,000    Southern Union
                 Co., Pfd.                                           1,449,000
                                                                   -----------
TOTAL COMMON &
 PREFERRED STOCKS
  (cost $4,496,423)                                                  4,681,274
                                                                   -----------

PRINCIPAL
AMOUNT
---------
BONDS: 88.0%

CONVERTIBLE BONDS: 49.1%

BIOTECHNOLOGY: 2.0%
 $  250,000    Invitrogen Corp.,
                 2.25%, 12/15/06                                       246,563
  1,000,000    Nektar Therapeutics,
                 5.00%, 2/8/07                                       1,001,250
                                                                   -----------
                                                                     1,247,813
                                                                   -----------

COMMERCIAL SERVICES: 0.8%
    500,000    NCO Group Inc.,
                 4.75%, 4/15/06                                        487,500
                                                                   -----------

COMPUTERS: 9.4%
  2,000,000    The Bisys Group, Inc.,
                 4.00%, 3/15/06                                      1,977,500
  1,400,000    Maxtor Corp.,
                 6.80%, 4/30/10                                      1,393,000
  2,370,000    Mentor
                 Graphics Corp.,
                 6.875%, 6/15/07                                     2,441,100
                                                                   -----------
                                                                     5,811,600
                                                                   -----------

ELECTRICAL COMPONENTS & EQUIPMENT: 5.2%
    500,000    Advanced Energy
                 Industries Inc.,
                 5.00%, 9/1/06                                         490,625
  2,750,000    Advanced Energy
                 Industries Inc.,
                 5.25%, 11/15/06                                     2,691,562
                                                                   -----------
                                                                     3,182,187
                                                                   -----------

ELECTRONICS: 7.7%
  2,350,000    FEI Co.,
                 5.50%, 8/15/08                                      2,376,438
    600,000    Flextronics
                 International Ltd.,
                 1.00%, 8/1/10                                         597,750
  1,800,000    Vishay
                 Intertechnology,
                 Inc.,
                 3.625%, 8/1/23                                      1,755,000
                                                                   -----------
                                                                     4,729,188
                                                                   -----------

ENTERTAINMENT: 0.4%
    250,000    Six Flags, Inc.,
                 4.50%, 5/15/15                                        231,563
                                                                   -----------

ENVIRONMENTAL CONTROL: 3.4%
  2,500,000    Allied Waste
                 Industries, Inc.,
                 4.25%, 4/15/34                                      2,103,125
                                                                   -----------

HEALTHCARE SERVICES: 2.1%
  1,310,000    Province
                 Healthcare Co.,
                 4.50%, 11/20/05                                     1,319,825
                                                                   -----------

HOUSEHOLD PRODUCTS: 1.1%
    500,000    Church &
                 Dwight Co. Inc.,
                 5.25%, 8/15/33
                 (Cost $500,000;
                 Acquired 8/5/03)1<F10>                                665,000
                                                                   -----------

MEDIA: 3.2%
  2,000,000    Mediacom
                 Communications
                 Corp.,
                 5.25%, 7/1/06                                       1,965,000
                                                                   -----------

SEMICONDUCTORS: 9.5%
    900,000    Agere Systems Inc.,
                 6.50%, 12/15/09                                       921,375
  1,000,000    ASM
                 International N.V.,
                 4.25%, 12/6/11
                 (Cost $1,000,000;
                 Acquired 12/1/04)1<F10>                             1,022,500
    750,000    Axcelis
                 Technologies, Inc.,
                 4.25%, 1/15/07                                        741,562
  2,200,000    GlobespanVirata, Inc.,
                 5.25%, 5/15/06                                      2,145,000
  1,000,000    International
                 Rectifier Corp.,
                 4.25%, 7/15/07                                        996,250
                                                                   -----------
                                                                     5,826,687
                                                                   -----------

SOFTWARE: 0.8%
    500,000    Aspen Technology
                 Inc., 5.25%, 6/15/05                                  500,000
                                                                   -----------

TELECOMMUNICATIONS: 3.5%
  2,170,000    NMS Communications
                 Corp.,
                 5.00%, 10/15/05                                     2,164,575
                                                                   -----------
TOTAL CONVERTIBLE BONDS
  (cost $30,389,280)                                                30,234,063
                                                                   -----------

CORPORATE BONDS: 38.9%

ADVERTISING: 4.1%
  2,500,000    Bear Creek Corp.,
                 7.8731%, 3/1/12
                 (Cost $2,500,000;
                 Acquired 2/18/05)1<F10>,2<F11>                      2,512,500
                                                                   -----------

AIRLINES: 0.3%
    200,295    America West
                 Airlines, Inc.,
                 8.54%, 1/2/06                                         185,078
                                                                   -----------

BANKS: 2.8%
  1,750,000    Emigrant Capital
                 Trust II,
                 4.4437%, 4/14/34
                 (Cost $1,741,250;
                 Acquired 8/12/04)1<F10>,2<F11>                      1,739,271
                                                                   -----------

ELECTRONICS: 1.3%
    750,000    Knowles
                 Electronics Inc.,
                 13.125%, 10/15/09                                     772,500
                                                                   -----------

ENTERTAINMENT: 4.4%
  2,870,000    Six Flags, Inc.,
                 8.875%, 2/1/10                                      2,697,800
                                                                   -----------

FOOD: 3.7%
  2,385,000    Di Giorgio Corp.,
                 10.00%, 6/15/07                                     2,301,525
                                                                   -----------

FOREST PRODUCTS & PAPER: 3.3%
    500,000    Abitibi-Consolidated,
                 Inc., 5.99%, 6/15/11 2<F11>                           501,250
  1,500,000    Bowater Inc.,
                 5.49%, 3/15/10 2<F11>                               1,541,250
                                                                   -----------
                                                                     2,042,500
                                                                   -----------

LODGING: 1.2%
    750,000    155 East Tropicana
                 LLC, 8.75%, 4/1/12
                 (Cost $750,000;
                 Acquired 3/23/05)1<F10>                               740,625
                                                                   -----------

MACHINERY: 1.6%
  1,000,000    Case Corp.,
                 7.25%, 8/1/05                                       1,005,000
                                                                   -----------

MINING: 4.5%
  2,744,000    USEC Inc.,
                 6.625%, 1/20/06                                     2,764,580
                                                                   -----------

RETAIL: 4.4%
  2,640,000    El Pollo Loco, Inc.,
                 9.25%, 12/15/09                                     2,692,800
                                                                   -----------

SEMICONDUCTORS: 0.8%
    500,000    Freescale
                 Semiconductor, Inc.
                 5.41%, 7/15/092<F11>                                  513,125
                                                                   -----------

TELECOMMUNICATIONS: 1.6%
  1,000,000    Nortel
                 Networks Corp.,
                 6.125%, 2/15/06                                     1,002,500
                                                                   -----------

TRANSPORTATION: 4.9%
    110,000    Sea Containers Ltd.,
                 13.00%, 7/1/06                                        111,925
  2,320,000    Sea Containers Ltd.,
                 10.75%, 10/15/06                                    2,375,100
    500,000    Sea Containers Ltd.,
                 7.875%, 12/15/08                                      499,375
                                                                   -----------
                                                                     2,986,400
                                                                   -----------
TOTAL CORPORATE BONDS
  (cost $24,029,134)                                                23,956,204
                                                                   -----------
TOTAL BONDS
  (cost $54,418,414)                                                54,190,267
                                                                   -----------

SHARES
------
SHORT-TERM INVESTMENT: 3.1%
  1,901,698    Goldman Sachs
                 Financial Square
                 Money Market
                 (cost $1,901,698)                                   1,901,698
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $60,816,535):  98.7%                                        60,773,239
Other Assets
  less Liabilities:  1.3%                                              783,745
                                                                   -----------
NET ASSETS: 100.0%                                                 $61,556,984
                                                                   -----------
                                                                   -----------

1<F10> Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At March 31, 2005, the value of these securities amounted to $6,679,896 or 10.9% of net assets.
2<F11>    Floating rate security; rate shown is the rate currently in effect.

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2005

ASSETS
   Investments in securities, at value (cost $60,816,535)          $60,773,239
   Cash                                                                    347
   Receivables:
       Fund shares sold                                                     63
       Dividends and interest                                          915,705
   Prepaid expenses                                                      3,554
                                                                   -----------
           Total assets                                             61,692,908
                                                                   -----------

LIABILITIES
   Payables:
       Fund shares redeemed                                              4,743
       Distributions                                                    23,463
       Advisory fees                                                    54,039
       Administration fees                                               9,978
       Custody fees                                                      1,165
       Fund accounting fees                                              7,528
       Transfer agent fees                                               5,789
       Chief compliance officer fees                                       500
   Prior year advisory fees waived subject
     to recoupment (See Note 3)                                         11,356
   Accrued expenses and other liabilities                               17,363
                                                                   -----------
           Total liabilities                                           135,924
                                                                   -----------

   NET ASSETS                                                      $61,556,984
                                                                   -----------
                                                                   -----------
   Net asset value, offering and redemption price
     per share ($61,556,984/5,562,717, shares
     outstanding; unlimited number of shares
     authorized without par value)                                      $11.07
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $60,384,702
   Accumulated net investment income                                   572,630
   Accumulated net realized gain on investments                        642,948
   Net unrealized depreciation on investments                          (43,296)
                                                                   -----------
           Net assets                                              $61,556,984
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2005

INVESTMENT INCOME
   Income
       Interest                                                     $3,011,056
       Dividends                                                       123,310
                                                                    ----------
           Total Income                                              3,134,366
                                                                    ----------
   Expenses
       Advisory fees                                                   508,018
       Administration fees                                             100,102
       Fund accounting fees                                             45,198
       Transfer agent fees                                              39,324
       Registration fees                                                13,735
       Audit fees                                                       13,000
       Custody fees                                                      7,794
       Trustee fees                                                      6,771
       Legal fees                                                        6,319
       Miscellaneous                                                     3,588
       Reports to shareholders                                           3,070
       Insurance expense                                                 2,251
       Chief compliance officer expense                                  1,500
                                                                    ----------
           Total expenses                                              750,670
           Plus: prior year fees waived subject
             to recoupment (See Note 3)                                 11,356
                                                                    ----------
           Net expenses                                                762,026
                                                                    ----------
               NET INVESTMENT INCOME                                 2,372,340
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                  1,644,068
   Change in net unrealized
     depreciation on investments                                    (1,899,028)
                                                                    ----------
   Net realized and unrealized loss on investments                    (254,960)
                                                                    ----------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                      $2,117,380
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED       YEAR ENDED
                                                 MARCH 31, 2005   MARCH 31, 2004
                                                 --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                           $ 2,372,340     $ 1,748,174
   Net realized gain on investments                  1,644,068         952,930
   Change in net unrealized appreciation
     (depreciation) on investments                  (1,899,028)      1,595,741
                                                   -----------     -----------
       Net increase in net assets
         resulting from operations                   2,117,380       4,296,845
                                                   -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                       (2,370,613)     (1,749,413)
   From net realized gain                             (870,634)       (582,805)
                                                   -----------     -----------
       Total distributions to shareholders          (3,241,247)     (2,332,218)
                                                   -----------     -----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived
     from net change in outstanding
     shares (a)<F12>(b)<F13>                        18,430,219      29,332,800
                                                   -----------     -----------
       Total increase in net assets                 17,306,352      31,297,427
                                                   -----------     -----------
NET ASSETS
   Beginning of year                                44,250,632      12,953,205
                                                   -----------     -----------
   End of year                                     $61,556,984     $44,250,632
                                                   -----------     -----------
                                                   -----------     -----------
   Accumulated net investment income               $   572,630     $     5,888
                                                   -----------     -----------
                                                   -----------     -----------

(a)<F12>  Net of redemption fees of $33 and $0, respectively.
(b)<F13>  A summary of capital share transactions is as follows:

                             YEAR ENDED                     YEAR ENDED
                           MARCH 31, 2005                 MARCH 31, 2004
                        --------------------          ---------------------
                        Shares          Value         Shares          Value
                        ------          -----         ------          -----
Shares sold           1,765,091      $19,820,756     2,860,129     $31,397,205
Shares issued in
  reinvestment
  of distributions      264,587        2,947,197       187,582       2,077,284
Shares redeemed        (384,370)      (4,337,734)     (371,802)     (4,141,689)
                      ---------      -----------     ---------     -----------
Net increase          1,645,308      $18,430,219     2,675,909     $29,332,800
                      ---------      -----------     ---------     -----------
                      ---------      -----------     ---------     -----------

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                             YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                             MARCH 31,         MARCH 31,        MARCH 31,
                                                2005             2004           2003*<F14>
                                             ---------         ---------        ----------
Net asset value, beginning of period           $11.30           $10.43            $10.00
                                               ------           ------            ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.51             0.59              0.26
Net realized and unrealized
  gain (loss) on investments                    (0.05)            1.05              0.43
                                               ------           ------            ------
Total from investment operations                 0.46             1.64              0.69
                                               ------           ------            ------

LESS DISTRIBUTIONS:
From net investment income                      (0.51)           (0.59)            (0.26)
From net realized gain                          (0.18)           (0.18)               --
                                               ------           ------            ------
Total distributions                             (0.69)           (0.77)            (0.26)
                                               ------           ------            ------
Paid-in capital from
  redemption fees (Note 2)                       0.00**<F15>        --              0.00**<F15>
                                               ------           ------            ------
Net asset value, end of period                 $11.07           $11.30            $10.43
                                               ------           ------            ------
                                               ------           ------            ------
Total return                                     4.11%           16.16%             6.95%^<F16>

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)            $61.6            $44.3             $13.0

RATIO OF EXPENSES TO AVERAGE
  NET ASSETS:
Before fees waived
  and expenses absorbed                          1.48%            1.60%             2.92%+<F17>
After fees absorbed or recouped                  1.50%            1.50%             1.50%+<F17>

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed                          4.69%            5.58%             4.51%+<F17>
After fees waived
  and expenses absorbed                          4.67%            5.68%             5.93%+<F17>
Portfolio turnover rate                         77.47%           75.42%            60.91%^<F16>

 *<F14>   Fund commenced operations on August 30, 2002.
**<F15>   Amount is less than $0.01.
 ^<F16>   Not annualized.
 +<F17>   Annualized.

See accompanying Notes to Financial Statements.

                              THE OSTERWEIS FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

   The Osterweis Fund and The Osterweis Strategic Income Fund (the "Funds") are diversified and non-diversified series, respectively, of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The investment objective of The Osterweis Fund is to attain long-term total returns by investing primarily in equity securities. The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation. The Osterweis Funds began operations on October 1, 1993 and August 30, 2002, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States.

   A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on Nasdaq shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

   B. Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividend receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

   C. Federal Income Taxes. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

   D. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Bond premiums and discounts are amortized using the interest method. Interest income is recorded on an accrual basis.

   E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

   F. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund's net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than one month. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

   G. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2005, The Osterweis Fund increased accumulated net realized loss on investments and foreign currency by $153 and decreased accumulated net investment income by $153. At March 31, 2005, The Osterweis Strategic Income Fund decreased accumulated net realized gain on investments by $565,015 and increased accumulated net investment income by $565,015.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

   For the year ended March 31, 2005, investment advisory services were provided to The Osterweis Fund by Osterweis Capital Management, Inc. and to The Osterweis Strategic Income Fund by Osterweis Capital Management, LLC (the "Advisers") under separate Investment Advisory Agreements. The Advisers furnish all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for their services, the Advisers are entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended March 31, 2005, The Osterweis Fund and The Osterweis Strategic Income Fund incurred $1,387,041 and $508,018, respectively, in Advisory fees. The Adviser has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its ratio of expenses to average net assets will not exceed 1.50%. The contract's term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.

   At March 31, 2005, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be recouped was $105,679. The Adviser may recapture a portion of the above amount no later than the dates as stated below:

               Year of Expiration           Amount
               ------------------           ------
               March 31, 2006              $73,088
               March 31, 2007               32,591

   For the year ended March 31, 2005, fees of $11,356 waived by the Adviser in 2002 were recouped.

   The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

   U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds' Administrator and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds' Fund Accountant, Transfer Agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals.

   For its services, the Administrator receives a monthly fee at the following annual rate:

          Under $15 million             $30,000
          $15 to $50 million            0.20% of average daily net assets
          $50 to $100 million           0.15% of average daily net assets
          $100 to $150 million          0.10% of average daily net assets
          Over $150 million             0.05% of average daily net assets

   For the year ended March 31, 2005, The Osterweis Fund and The Osterweis Strategic Income Fund incurred Administration fees of $212,335 and $100,102, respectively. Quasar Distributors, LLC, serves as principal underwriter for shares of both The Osterweis Fund and The Osterweis Strategic Income Fund, and acts as each Fund's distributor in a continuous public offering of each Fund's shares. U.S. Bank, N.A. serves as the Funds' custodian (the "Custodian"). Both the Distributor and Custodian are affiliates of the Administrator.

   Certain officers of the Trust are also officers and/or directors of the Administrator and Distributor.

   For the year ended March 31, 2005, The Osterweis Fund and The Osterweis Strategic Income Fund were each allocated $1,500 of the Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   For the year ended March 31, 2005, the cost of purchases and the proceeds from sales of securities, other than U.S. Government and Government Agency obligations and short-term investments, for The Osterweis Fund and The Osterweis Strategic Income Fund were $72,673,004 and $48,373,004 and $58,450,488 and $34,765,159, respectively.

   During the year ended March 31, 2005, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term investments, for The Osterweis Fund were $0 and $0, respectively. The cost of purchases and the proceeds from the sales of U.S. Government and Government Agency obligations, excluding short-term investments, for The Osterweis Strategic Income Fund were $0 and $0, respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

   On December 15, 2004, a distribution of $1.2808 per share was declared for The Osterweis Fund. The dividend was paid on December 15, 2004, to shareholders of record on December 14, 2004. The tax character of distributions paid during 2004 and 2005 was as follows:

                                        Year Ended          Year Ended
                                        March 31,           March 31,
                                           2005                2004
                                        ---------           ---------
   Distributions paid from:
      Ordinary income                   $1,973,897          $1,113,366
      Long-term capital gain             5,534,766                  --

   On June 30, 2004, a distribution of $0.1266 per share was declared for The Osterweis Strategic Income Fund. The dividend was paid on June 30, 2004, to shareholders of record on June 29, 2004. On September 30, 2004, a distribution of $0.1292 per share was declared. The dividend was paid on September 30, 2004, to shareholders of record on September 29, 2004. On December 31, 2004, a distribution of $0.3917 per share was declared for The Osterweis Strategic Income Fund. The dividend was paid on December 31, 2004, to shareholders of record on December 30, 2004. On March 31, 2005, a distribution of $0.0391 per share was declared. The dividend was paid on March 31, 2005, to shareholders of record on March 30, 2005. The tax character of distributions paid during 2004 and 2005 was as follows:

                                        Year Ended          Year Ended
                                        March 31,           March 31,
                                           2005                2004
                                        ---------           ---------
   Distributions paid from:
      Ordinary income                   $2,790,339          $2,330,641
      Long-term capital gain               450,908               1,577

   As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                              OSTERWEIS     OSTERWEIS STRATEGIC
                                                 FUND           INCOME FUND
                                              ---------     -------------------
   Cost of investments                       $133,657,724       $60,816,535
                                             ------------       -----------
   Gross tax unrealized appreciation           37,604,910           792,778
   Gross tax unrealized depreciation           (3,383,043)         (836,074)
                                             ------------       -----------
   Net tax unrealized appreciation           $ 34,221,867       $   (43,296)
                                             ------------       -----------
                                             ------------       -----------
   Undistributed ordinary income             $     41,672       $ 1,051,954
   Undistributed long-term capital gain         5,375,406           163,624
                                             ------------       -----------
   Total distributable earnings              $  5,417,078       $ 1,215,578
                                             ------------       -----------
                                             ------------       -----------
   Other accumulated gains/(losses)          $         --       $        --
                                             ------------       -----------
   Total accumulated earnings/(losses)       $ 39,638,945       $ 1,172,282
                                             ------------       -----------
                                             ------------       -----------

                              THE OSTERWEIS FUNDS

FEDERAL TAX INFORMATION (Unaudited)

The Osterweis Fund and The Osterweis Strategic Income Fund designate 100.00% and 0.67%, respectively, of the dividends declared from net investment income during the year ended March 31, 2005 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2005, 94.9% and 0.7% of the ordinary distributions paid by The Osterweis Fund and The Osterweis Strategic Income Fund, respectively, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how The Osterweis Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at
(866) 236-0050 or by accessing the Funds' website at www.osterweis.com or the
                                                     -----------------
SEC's website at www.sec.gov. Information regarding how the Funds voted proxies
                 -----------
relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC's website at www.sec.gov.
           -----------

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Osterweis Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050. Furthermore, you may obtain the Form N-Q on the SEC's website at www.sec.gov.
                                                                 -----------
The Funds' schedule of portfolio holdings are posted on their website at www.osterweis.com ten business days after quarter end.
-----------------

                              THE OSTERWEIS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund and The Osterweis Strategic Income Fund, each a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years or two years and the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of The Osterweis Fund for each of the two years in the period ended March 31, 2002 were audited by other auditors whose report dated May 13, 2002 expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund and The Osterweis Strategic Income Fund as of March 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years or two years and period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 22, 2005

                              THE OSTERWEIS FUNDS

MANAGEMENT OF THE FUND (Unaudited)

The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Trustees, in turn, elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and Officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.

                                                                                           Number of
                                                                                           Portfolios
                                          Term of Office                                    in Fund
Name,                        Position       and Length         Principal                Complex***<F20>        Other
Address                      with the        of Time       Occupation During                Overseen       Directorships
and Age                        Trust          Served        Past Five Years               by Trustees          Held
-------                      --------     --------------   -----------------            ---------------    -------------

                                                 INDEPENDENT TRUSTEES OF THE TRUST
                                                 ---------------------------------

Dorothy A. Berry*<F18>        Chairman    Indefinite      President, Talon                     2           None.
(born 1943)                   and         Term            Industries, Inc.
2020 E. Financial Way         Trustee     since           (administrative,
Suite 100                                 May 1991.       management and
Glendora, CA 91741                                        business consulting);
                                                          formerly Chief
                                                          Operating Officer,
                                                          Integrated Asset
                                                          Management
                                                          (investment advisor
                                                          and manager) and
                                                          formerly President,
                                                          Value Line, Inc.
                                                          (investment advisory
                                                          and financial
                                                          publishing firm).

Wallace L. Cook*<F18>         Trustee     Indefinite      Financial Consultant,                2           None.
(born 1939)                               Term            formerly Senior Vice
2020 E. Financial Way                     since           President, Rockefeller
Suite 100                                 May 1991.       Trust Co.; Financial
Glendora, CA 91741                                        Counselor, Rockefeller
                                                          & Co.

Carl A. Froebel*<F18>         Trustee     Indefinite      Owner, Golf Adventures,              2           None.
(born 1938)                               Term            LLC, (Vacation Services).
2020 E. Financial Way                     since           Formerly Managing
Suite 100                                 May 1991.       Director, Premier
Glendora, CA 91741                                        Solutions, Ltd.  Formerly
                                                          President and Founder,
                                                          National Investor Data
                                                          Services, Inc. (investment
                                                          related computer software).

Rowley W.P. Redington*<F18>   Trustee     Indefinite      President; Intertech                 2           None.
(born 1944)                               Term            Computer Services
2020 E. Financial Way                     since           Corp. (computer
Suite 100                                 May 1991.       services and consulting).
Glendora, CA 91741

                                                  INTERESTED TRUSTEE OF THE TRUST
                                                  -------------------------------

Steven J. Paggioli**<F19>     Trustee     Indefinite      Consultant since                     2           Trustee,
(born 1950)                               Term            July 2001; formerly,                             Managers
2020 E. Financial Way                     since           Executive Vice                                   Funds; Trustee,
Suite 100                                 May 1991.       President, Investment                            Managers
Glendora, CA 91741                                        Company Administration,                          AMG Funds.
                                                          LLC ("ICA") (mutual
                                                          fund administrator).

                                                       OFFICERS OF THE TRUST
                                                       ---------------------

Robert M. Slotky              President   Indefinite      Vice President, U.S.                 2           Not
(born 1947)                               Term since      Bancorp Fund Services,                           Applicable.
2020 E. Financial Way                     Aug. 2002.      LLC since July 2001;
Suite 100                     Chief       Indefinite      formerly, Senior Vice
Glendora, CA 91741            Compliance  Term since      President, ICA (May
                              Officer     Sept. 2004.     1997-July 2001).

Eric W. Falkeis               Treasurer   Indefinite      Vice President, U.S.                 2           Not
(born 1973)                               Term            Bancorp Fund Services,                           Applicable.
615 East Michigan St.                     since           LLC since 1997;
Milwaukee, WI 53202                       August          Chief Financial Officer,
                                          2002.           Quasar Distributors,
                                                          LLC since 2000.

Chad E. Fickett               Secretary   Indefinite      Assistant Vice                       2           Not
(born 1973)                               Term            President, U.S.                                  Applicable.
615 East Michigan St.                     since           Bancorp Fund Services,
Milwaukee, WI 53202                       March           LLC since July 2000.
                                          2002.

  *<F18> Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act.
 **<F19> Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Funds' principal underwriter.
***<F20> The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

                                    Advisers
                       OSTERWEIS CAPITAL MANAGEMENT, INC.
                       OSTERWEIS CAPITAL MANAGEMENT, LLC
                         One Maritime Plaza, Suite 800
                            San Francisco, CA  94111

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                                  P.O. Box 701
                           Milwaukee, WI  53201-0701
                                 (866) 236-0050

                 Independent Registered Public Accounting Firm
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441

                                     Symbol
                           The Osterweis Fund - OSTFX
                  The Osterweis Strategic Income Fund - OSTIX

                                     CUSIP
                         The Osterweis Fund - 742935406
                The Osterweis Strategic Income Fund - 742935489

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Board of Trustees of the Trust has determined that each member of the Trust's audit committee is financially literate and independent. In addition, the Board has determined that Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each an "audit committee financial expert," as defined under new SEC regulations, and also independent of management of each series of the Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                               The Osterweis Fund

                       FYE  3/31/2005      FYE  3/31/2004
                       --------------      --------------

Audit Fees                  $14,500             $13,000
Audit-Related Fees          N/A                 N/A
Tax Fees                    $2,000              $2,000
All Other Fees              N/A                 N/A


                         THE OSTERWEIS STRATEGIC INCOME FUND

                         FYE  3/31/2005        FYE  3/31/2004
                         --------------        --------------

Audit Fees                    $14,500               $11,000
Audit-Related Fees            N/A                   N/A
Tax Fees                      $2,000                $2,000
All Other Fees                N/A                   N/A


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

                               THE OSTERWEIS FUND

Non-Audit Related Fees        FYE  3/31/2005        FYE  3/31/2004
----------------------        --------------        --------------

Registrant                         N/A                   N/A
Registrant's Investment            N/A                   N/A
Adviser


                      THE OSTERWEIS STRATEGIC INCOME FUND

Non-Audit Related Fees       FYE  3/31/2005     FYE  3/31/2004
----------------------       --------------     --------------

Registrant                        N/A                N/A
Registrant's Investment           N/A                N/A
Adviser


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
 MANAGEMENT INVESTMENT COMPANIES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
 COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)  Professionally Managed Portfolios
                   ---------------------------------

     By (Signature and Title)  /s/Robert M. Slotky
                               -------------------
                               Robert M. Slotky, President

     Date   June 6, 2005
           --------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/Robert M. Slotky
                               -------------------
                               Robert M. Slotky, President

     Date   June 6, 2005
           --------------

     By (Signature and Title)  /s/Eric W. Falkeis
                               ------------------
                               Eric W. Falkeis, Treasurer

     Date   June 6, 2005
           --------------
* Print the name and title of each signing officer under his or her signature.